UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 2, 2008

ST. LAWRENCE ENERGY CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-23266

Delaware	38-3717938
(State of Incorporation)	(I.R.S. Employer Identification No.)

2370 Watson Court, Suite 100, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (650) 585-6686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act   (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act   (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 1, 2008, St. Lawrence Energy Corp. issued a press release announcing a Joint Technology Development Agreement with NASA. The press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
99.1	Press Release issued by St. Lawrence Energy Corp., dated December 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ W. Benjamin Garst, Jr.
W. Benjamin Garst, Jr.
CEO and CFO

December 2, 2008